STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of the [_____] day of [_______], 2007 (the “Closing Date”), is by and between Decorize, Inc., a Delaware corporation (“Seller”), and [_________] (“Purchaser”).

WHEREAS, Seller desires to sell and to issue to Purchaser, and Purchaser desires to purchase from Seller, an aggregate [________] shares (the “Shares”) of the common stock, $0.001 par value per share, of Seller; and

WHEREAS, Seller and Purchaser have agreed to provide for the sale of the Shares in the manner set forth in this Agreement; and

WHEREAS, Seller has agreed to grant Purchaser certain registration rights with respect to the resale of the Shares, on the terms set forth in this Agreement, in order to provide for an orderly disposition of the Shares if Purchaser chooses to do so in the future.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.    PURCHASE AND SALE.

1.1    Sale of Shares. Upon the terms and conditions set forth in this Agreement, Seller hereby agrees to sell the Shares to Purchaser, and Purchaser hereby agrees to purchase from Seller, all right, title and interest in and to all of the Shares, free of all liens, claims and encumbrances. The aggregate purchase price for the Shares is [$___________, being the lower of: (i) $[______] per Share; or (ii) eighty percent (80%) of the market price of the Shares as of the Closing Date] (the “Purchase Price”).

1.2    Closing Procedure. Concurrent with the execution of this Agreement, Seller shall deliver to Purchaser the stock certificate(s) representing the Shares, duly endorsed to Purchaser, and Purchaser shall deliver to Seller the Purchase Price. Seller shall execute and deliver such documents of transfer as reasonably requested by Purchaser for the sale of the Shares. All actions taken on the date hereof with respect to the sale of the Shares shall be deemed to have been taken place simultaneously, at the time the last of any such actions is taken or completed.

2.    REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

2.1    Due Authorization. Seller has full capacity and is authorized to enter into this Agreement and to carry out his obligations hereunder. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid, and binding obligations of Seller, enforceable against him in accordance with its terms. No consent or approval, and no notice to or filing with, any third party is required in connection with the execution, delivery or performance by Seller of this Agreement.

2.2    Title to Shares. Seller has sole legal and beneficial ownership of the Shares, free and clear of all liens, claims and encumbrances. The delivery of the certificate(s) representing the Shares owned by the Seller, duly endorsed or accompanied by duly executed stock powers, will transfer to Purchaser good and indefeasible title to such Shares, free and clear of all liens, proxies, encumbrances and claims of every kind.

2.3    Use of Proceeds. Seller shall use the proceeds from the sale of the Shares for working capital, investment capital and general corporate purposes.

3.    REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

3.1    Due Authorization. Purchaser has full capacity to enter into this Agreement and to carry out his obligations hereunder. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid, and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms.

3.2    Investment Representations. Purchaser further represents and warrants as follows:

(a)
The undersigned is purchasing the Shares for his own account and not with a view to resale or redistribution in a manner which would require registration under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, or for sale in connection with a “distribution,” as that term is used in Section 2(11) of the Act, of the Shares.

(b)
The undersigned understands that the Shares are not registered under the Act or the securities laws of any state and may not be disposed of in whole or in part in the absence of registration under the Act or any state securities laws, unless an exemption from registration is available.

(c)
The undersigned understands that he may never be able to sell or dispose of such securities and may thus have to bear the risk of investment in such securities for a substantial period of time. The undersigned has adequate means of providing for his current and future contingencies and has no need for liquidity with regard to his investment in the Shares.

(d)	The undersigned has been informed and understands that the Shares, upon issue, will have such restrictive legends as are required by law or as Seller may otherwise deem appropriate.

(e)
The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares and making an informed decision with respect to the purchase of the Shares. Purchaser is not relying upon any representation or warranty by Seller with respect to the value of the Shares, and accordingly no such representations or warranties are made.

(f)
The undersigned has had an opportunity to ask questions of and receive satisfactory answers from Seller, or any person or persons acting on Seller’s behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of Purchaser.

4.    REGISTRATION RIGHTS. Seller hereby grants to Purchaser, with respect to the Shares, registration rights as described in Schedule A to this Agreement. Purchaser acknowledges and agrees to the terms of such registrations and Purchaser’s rights and obligations with respect thereto, as set forth on Schedule A.

5.    MISCELLANEOUS PROVISIONS

5.1    Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns.

5.2    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.3    Entire Agreement. This Agreement and the documents referred to herein contain the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes any prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

5.4    Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by telecopy. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service, or telecopy, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as set forth on the signature pages to this Agreement. Either party may change his address for notice by written notice to the other party hereto.

5.5    Expenses. The parties shall pay their own respective expenses and the fees and expenses of their respective counsel and accountants and other experts.

5.6    Survival of Representations and Warranties. Each party hereto covenants and agrees that each of the representations, warranties, covenants, agreements and indemnities in connection therewith contained in this Agreement and in any ancillary document shall survive the closing of this transaction.

5.7    Confidential Information.

(a)
Purchaser acknowledges the confidential and proprietary nature of the "Protected Information" (as defined below) that has heretofore been exchanged and that will be received from other parties hereunder and agrees to hold and keep, and to instruct his respective agents, representatives, affiliates, employees and consultants to hold and keep such information confidential. For purposes hereof, "Protected Information" shall include any and all financial, technical, commercial, marketing, customer or other information concerning the business, operations and affairs of a party that may be provided to the other, irrespective of the forte of the communications, by Purchaser’s employees or agents. Such Protected Information shall not include information that is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives in violation of this Agreement. Purchaser agrees that the Protected Information will be used solely for the purposes contemplated by this Agreement and that such Protected Information will not be disclosed to any person other than employees and agents of Purchaser who are directly involved in evaluating this transaction. The Protected Information shall not be used in any way detrimental to the Seller, including use directly or indirectly in the conduct of the Seller’s business or any business or enterprise in which Seller may have an interest, now or in the future, and whether or not now in competition with Seller.

(b)
Upon termination of this Agreement without the sale becoming effective, Purchaser (1) shall deliver to Seller all originals and copies or other derivatives of all Protected Information made available to Purchaser, (2) will not retain any copies, extracts or other reproductions or derivatives in whole or in part of such Protected Information, and (3) will destroy all memoranda, notes and other writings prepared by either party based on the Protected Information.

5.8    Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, or compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The waiver by any party hereto at or before the closing of this transaction of any condition to its obligations hereunder that is not fulfilled shall preclude such party from seeking redress from the other party hereto for breach of any representation, warranty, covenant or agreement contained in this Agreement.

5.9    Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the state of Missouri, without giving effect to the choice of law principles thereof.

5.10   Prevailing Party. In the event of any dispute among the parties hereto with respect to any of the terms or provisions of this Agreement, the non-prevailing party shall pay or reimburse the prevailing party for all fees and expenses incurred with respect thereto, including without limitation any legal and attorneys fees and expenses incurred by the prevailing party in connection therewith.

5.11   Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.

[signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

DECORIZE, INC., a Delaware corporation

By:	/s/
Name: Title:

PURCHASER:

[_____________]

Schedule A to Stock Purchase Agreement

REGISTRATION RIGHTS

In connection with the Stock Purchase Agreement dated [_________], 2007 (the “Purchase Agreement”), by and between Decorize, Inc., a Delaware corporation (“Seller”), and [__________], as Buyer (herein so called), Seller has agreed to grant Buyer registration rights with respect to the shares acquired in connection with the Purchase Agreement as follows:

ARTICLE I
DEFINITIONS

The terms defined in this Article I shall have for all purposes of this Schedule A the respective meanings set forth below:

“Board” shall mean the Board of Directors of Seller.

“Common Stock” shall mean the Common Stock, $0.001 par value, of Seller, and any other class of capital stock of Seller that is duly authorized and issued from time to time that does not have preferential rights as to dividends or distributions of Seller’s assets over any other class of capital stock of Seller, including any shares issued in exchange for shares of Common Stock upon any recapitalization by Seller.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as it may be amended from time to time.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus not misleading.

“Person” shall mean a natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) an outstanding share of Common Stock obtained by Buyer pursuant to the Purchase Agreement, and (b) any security issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that, any such share or security shall be deemed to be Registrable Security only if and so long as it is a Transfer Restricted Security.

“Registration” shall mean a Demand Registration described in Section 2.01 or a Piggyback Registration described in Section 2.02 hereof.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including without limitation the following:

(1)    all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc.) and any securities exchange on which the Common Stock is then listed;

(2)    fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(3)    printing, messenger, telephone and delivery expenses;

(4)    reasonable fees and disbursements of counsel for Seller; and

(5)    reasonable fees and disbursements of all independent certified public accountants of Seller incurred specifically in connection with such Registration.

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Schedule A, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Transfer Restricted Security” shall mean an issued and outstanding security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144A promulgated thereunder (or any successor rule other than Rule 144A). A security shall cease being a Transfer Restricted Security if (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed, and (ii) Buyer has received an opinion of counsel to Seller, to the effect that such shares in Buyer’s hands are freely transferable in any public or private transaction without registration under the Securities Act (or Buyer has waived receipt of such opinion).

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of Seller are sold to an underwriter for distribution to the public.

ARTICLE II
REGISTRATIONS

2.01   Demand Registration. Subject to the restrictions set forth below, if at any time after the thirtieth (30th) day following the date of the Purchase Agreement Seller shall receive from Buyer a written request to register all of the Registrable Securities owned by Buyer (or his respective successors and permitted assigns) as of the date of such request, then Seller shall effect as soon thereafter as practicable the Registration under the Securities Act of all Registrable Securities that Buyer requests to be registered. Seller shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.01:

(a)    during the period starting with the date sixty (60) days prior to Seller’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated Registration; provided that Seller has delivered notice of such Registration to Buyer prior to its receipt of Buyer’s written request for a Demand Registration, and it continues to actively employ in good faith all reasonable efforts to cause such Registration Statement to become effective; or

(b)    if the offering cannot be made on Form S-3 for any reason other than Seller’s failure to timely file its periodic reports under the Exchange Act; or

(c)    if, in the good faith judgment of the Board, such Registration would be seriously detrimental to Seller and the Board concludes, as a result, that it is essential to defer the filing of such Registration Statement at such time, and Seller shall furnish to Buyer a certificate signed by the President of Seller stating that in the good faith judgment of the Board, it would be seriously detrimental to Seller for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such Registration Statement. In such event, Seller shall have the right to defer such filing (except as provided in subparagraph (a) above) for a period of not more than one hundred eighty (180) days after receipt of the request of Buyer; provided, that Seller shall not defer its obligation in this manner more than twice in any 12-month period.

2.02   Piggyback Registration. Each time Seller decides to file a Registration Statement under the Securities Act with respect to its Common Stock, including any Registration Statement filed on behalf of stockholders of Seller exercising registration rights granted by Seller with respect to such shares, Seller shall give written notice thereof to Buyer. Seller shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within ten (10) days after such written notice has been given. If, in the good faith judgment of the managing underwriter in any Underwritten Offering, the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered by third parties holding similar registration rights would interfere with the successful marketing of a smaller number of such shares, then the number of Registrable Securities and other Common Stock to be included in the offering shall be reduced as provided herein. Seller shall advise Buyer of securities requesting registration of the underwriters’ decision, and the number of shares or securities that are entitled to be included in the Underwritten Registration shall be allocated first to Seller for securities being sold for its own account and thereafter as set forth in Section 2.03 below. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from Seller or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, Seller shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 2.03 below.

2.03   Registration Cutback. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of Seller (including shares of Common Stock issued or issuable upon conversion of any currently unissued securities of Seller) with registration rights (the “Other Shares”) requested to be included in a registration on behalf of Buyer or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among Buyer and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of Registrable Securities and Other Shares that would be held by Buyer and other selling stockholders, assuming conversion or exercise of all convertible securities. If Buyer or any other selling stockholders do not request inclusion of the maximum number of Registrable Securities and Other Shares allocated to him or it pursuant to the above-described procedure, the remaining portion of such stockholder’s allocation shall be reallocated among those other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of Registrable Securities and Other Shares that would be held by Buyer and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the Registrable Securities and Other Shares that may be included in the registration on behalf of Buyer and other selling stockholders have been so allocated.

ARTICLE III
COMPANY PROCEDURES

3.01   General Procedures. If and whenever Seller is required to register Registrable Securities, Seller will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Seller will as expeditiously as possible:

(a)    prepare and file with the SEC as soon as practicable, but not later than thirty (30) days after the request for registration, a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

(b)    prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by Buyer or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Seller or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)    deliver to Buyer and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request [Seller hereby consents to the use of each such Prospectus (or preliminary prospectus) by Buyer and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus)] and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(d)    prior to any public offering of Registrable Securities, register or qualify or cooperate with, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Buyer or such underwriters may designate in writing and do anything else necessary or advisable at its sole cost and expense to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that Seller shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e)    cause all such Registrable Securities to be listed on each securities exchange or automated quotation system at its sole cost and expense on which similar securities issued by Seller are then listed;

(f)    provide a transfer agent and registrar at its sole cost and expense for all such Registrable Securities not later than the effective date of such Registration Statement;

(g)    advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(h)    notify Buyer at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.04.

3.02   Registration Expenses. The Registration Expenses of all Registrations shall be borne by Seller. It is acknowledged by Buyer that Buyer will bear all incremental selling expenses relating to the sale of the Registrable Securities, such as underwriters’ commissions and discounts, brokerage fees, underwriter marketing costs and all fees and expenses of any legal counsel representing Buyer.

3.03   Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of Seller pursuant to a Registration initiated by Seller hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by Seller, and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

3.04   Suspension of Sales. Upon receipt of written notice from Seller that a Registration Statement or Prospectus contains a Misstatement, Buyer shall forthwith discontinue disposition of Registrable Securities until he has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Seller hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he is advised in writing by Seller that the use of the Prospectus may be resumed.

3.05   Reporting Obligations. As long as any Buyer shall own Registrable Securities, Seller, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Seller after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish Buyer with true and complete copies of all such filings. Seller further covenants that it will take such further action as Buyer may reasonably request, all to the extent required from time to time to enable Buyer to sell shares of Common Stock held by Buyer without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (“Rule 144”), including providing any legal opinions. Upon the request of Buyer, Seller shall deliver to Buyer a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.06   Indemnification.

(a)    Seller agrees to indemnify, to the extent permitted by law, Buyer, its officers and directors and any Person who controls Buyer (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Seller by Buyer expressly for use therein or by Buyer’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after Seller has furnished Buyer with a sufficient number of copies of the same. Seller will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Buyer.

(b)    In connection with any Registration Statement of Registrable Securities in which Buyer is participating, Buyer will furnish to Seller in writing such information and affidavits as Seller reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, will indemnify Seller, its directors and officers and agents and each Person who controls Seller (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Buyer expressly for use therein; provided, that the liability of Buyer in regard to Registrable Securities will be in proportion to and limited to the gross amount received by Buyer from the sale or Registrable Securities pursuant to such Registration Statement. Buyer of Registrable Securities will indemnify the underwriters, their officers, directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to indemnification of Seller.

(c)    Any person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless, in such indemnified party’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any indemnified party or the counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)    The indemnification provided for under this Schedule A will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. Seller and Buyer of Registrable Securities participating in the offering agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Seller’s or Buyer’s indemnification is unavailable for any reason.

3.07   Restrictions on Public Sales. In consideration of the agreements contemplated herein, Buyer further agrees that if Seller or the managing underwriters so request in connection with any underwritten registration of Seller’ securities, Buyer will not, without the prior written consent of Seller or such underwriters, effect any sale of the Registrable Securities to the public pursuant to a public offering or otherwise or other distribution of any equity securities of Seller, including any sale pursuant to Rule 144 (each of the foregoing, a “Prohibited Sale”), during the seven (7) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration; provided, that the restrictions regarding a Prohibited Sale shall not apply to restrict the sale by any stockholder who, together with any of its Affiliates, as such term is defined in the Securities Act, holds less than one percent (1.0%) of the Common Stock on a fully diluted basis.

ARTICLE IV
MISCELLANEOUS

4.01   Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the notice provisions contained in the Purchase Agreement.

4.02   Successors and Assigns. The rights granted under this Schedule A shall inure to the benefit of and be binding upon the successors and assigns of Seller. No rights under this Schedule A may be assigned by Buyer without the prior written consent of Seller.

4.03   GOVERNING LAW; VENUE. NOTWITHSTANDING THE PLACE WHERE THE STOCK PURCHASE AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS SCHEDULE A SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF MISSOURI AS APPLIED TO SCHEDULE A AS AMONG MISSOURI RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN MISSOURI, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. VENUE FOR ANY ACTION TO ENFORCE, INTERPRET, OR RESOLVE ANY DISPUTE WITH RESPECT TO ANY PROVISION OF THIS SCHEDULE A SHALL BE EXCLUSIVELY IN GREENE COUNTY, MISSOURI, AND ALL PARTIES HERETO AGREE THAT ANY LITIGATION DIRECTLY OR INDIRECTLY RELATING TO THIS SCHEDULE A MUST BE BROUGHT BEFORE AND DETERMINED BY A COURT OF COMPETENT JURISDICTION WITHIN SUCH COUNTY AND STATE. EACH OF THE PARTIES FURTHER ACKNOWLEDGE THAT SUCH VENUE IS APPROPRIATE AND AGREE NOT TO RAISE ANY ARGUMENT THAT SUCH VENUE IS IN ANY WAY UNDULY INCONVENIENT FOR ANY OF THEM, WITH THEIR EXECUTION HEREOF BEING EVIDENCE OF THEIR AGREEMENT TO SUBMIT TO THE JURISDICTION OF SUCH COURTS.

4.04   Amendments and Modifications. Upon the written consent of Buyer, compliance with any of the provisions, covenants and conditions set forth in this Schedule A may be waived, or any of such provisions, covenants or conditions may be modified. No course of dealing between Buyer or Seller and any other party hereto or, amended or deleted any failure or delay on the part of Buyer or Seller in exercising any rights or remedies under this Schedule A shall operate as a waiver of any rights or remedies of Buyer or Seller. No single or partial exercise of any rights or remedies under this Schedule A by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.